SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.





                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)      May  30, 1996





              WNC California Housing Tax Credits IV, L.P, Series 5
             (Exact name of registrant as specific in its charter)




California                            33-76970                      33-0676287
(State or other                     (Commission                (I.R.S. Employer
jurisdiction                        File Number)         Identification Number)
of incorporation)




3158 Redhill Avenue, Suite 120, Costa Mesa, California                 92626
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (714) 662-5565


                                       NA
           Former name or former address, if changed since last report

Item 2.  Acquisition or Disposition of Assets

         WNC California Housing Tax Credits IV, L.P., Series 5 ("SERIES 5") has become a limited partner in Housing Associates of Carthage, L.P., a Missouri limited partnership ("CARTHAGE" or the "Local Limited Partnership"). CARTHAGE owns the Moritz Place Phase II Apartments in Carthage, Missouri (the "Property" or the "Apartment Complex").

         The following tables contain information concerning CARTHAGE.



                                                                                                          LOCAL LIMITED YEAR
                                        ESTIMATED    ESTIMATED                               PERMANENT    PARTNERSHIP'S CREDITS
                                        CONSTRUC-    DEVELOP-                                MORTGAGE     ANTICIPATED   TO BE
LOCAL          PROJECT                      TION     MENT COST    NUMBER OF     BASIC        LOAN         AGGREGATE     FIRST
LIMITED        NAME/NUMBER  LOCATION OF COMPLETION   (INCLUDING   APARTMENT     MONTHLY      PRINCIPAL    TAX           AVAIL-
PARTNERSHIP    OF BUILDINGS PROPERTY    DATE         LAND COST)   UNITS         RENTS        AMOUNT       CREDIT        ABLE


CARTHAGE       Moritz        Carthage   July 1996-   $1,436,714    49 BR units  $275          $690,000    $1,207,140     1996
               Place         (Jasper    November                   3 2BR units  $350          FSBJ (3)     (federal)
               Phase II      Co.),      1996 (2)
               Apartments    Missouri

               13 buildings
               (1)

(1)      Senior citizen housing.

(2) Partial completion is expected in July 1996, at which time rental activities will commence. Final completion is expected by November 1996.

(3) First State Bank of Joplin ("FSBJ") will provide the mortgage loan for a term of 15 years at an annual interest rate of 9.25%. Principal and interest will be payable monthly based on a 30-year amortization schedule.

Carthage (CARTHAGE): Carthage (population 10,700) is the county seat of Jasper County, Missouri, and is in the southwestern corner of the state at the intersection of U.S. Highway 71 and State Highway 171, near Interstate Highway 44, approximately ten miles east of Joplin. The major employers for Carthage residents are Leggett & Platt (furniture components), Butterball Turkey Co. and Schreiber Foods.


                                                                                                            ESTIMATED
                                                                                                            ACQUISI-
                                            LOCAL                            SHARING RATIOS:                TION FEES
                                            GENERAL                          ALLOCATIONS (4)  SERIES 5's    PAYABLE
LOCAL          LOCAL                        PARTNERS'      SHARING RATIOS:   AND SALE OR      CAPITAL       TO
LIMITED        GENERAL       PROPERTY       DEVELOPMENT    CASH FLOW         REFINANCING      CONTRIBUTION  GENERAL
PARTNERSHIP    PARTNERS      MANAGER (1)    FEE (2)        (3)               PROCEEDS (5)      (6)          PARTNER



CARTHAGE       Housing        Integrity      $153,934       WNC:Greater of   98.99/1           $657,221      $65,722
               Associates,    Management,                   15% or $1,500    (.01 to
               L.P.           Inc.                          LGP:  40%        Special
                                                            Balance:         Limited
                                                            WNC: 50%         Partner)
                                                            LGP:  50%
                                                                             50/49.99 (.01
                                                                             to Special
                                                                             Limited
                                                                             Partner)


                                       2


(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partner is authorized to employ either itself or one of its Affiliates, or a third party, as property manager for leasing and management of the Apartment Complex so long as the fee therefor does not exceed the amount authorized and approved by the lender for the Apartment Complex.

(2) The Local Limited Partnership will pay its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Apartment Complex, which services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by SERIES 5.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to SERIES 5 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to SERIES 5 are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests of SERIES 5 and the Local General Partner in profits, losses and Low Income Housing Credits commencing with entry of SERIES 5 as a limited partner.

(5) Reflects the percentage interests of SERIES 5 and the Local General Partner in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g., note 3), and the following, in the order set forth: 120% of the capital contribution of SERIES 5; and 120% of the capital contribution of the Local General Partner.

(6)  SERIES  5  will  make  its  capital  contributions  to  the  Local  Limited
Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.



Item 7.  Financial Statements and Exhibits

a.       Financial Statements of Businesses Acquired.

         Not Applicable.

b.       Proforma Financial Information

         Proforma Balance Sheet, March 31, 1996
         Notes to Proforma Balance Sheet

c.       Exhibits

         10.1 Second Amended and Restated Agreement of Limited Partnership of Housing Associates of Carthage, L.P.

              WNC CALIFORNIA HOUSING TAX CREDITS IV, L.P., SERIES 5
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)

                             PROFORMA BALANCE SHEET

                                 March 31, 1996


                                          Historical                Proforma                      Proforma
                                           Balance                   Adjustments                 Balance

ASSETS

  Cash and cash equivalents              $  1,675,913                 $1,077,220
                                                                         (65,722)
                                                                      (1,990,460)                 $696,951
Subscriptions receivable                      234,100                                              234,100
Investment in limited
    partnerships                            3,150,240                    657,221
                                                                          65,722                 3,873,183

Other assets                                    3,454                                                3,454
                                           ----------            ---------------                ----------
                                          $ 5,063,707                  $(256,019)               $4,807,688
                                           ==========                   =========                =========


LIABILITIES AND PARTNERS' EQUITY

Liabilities:
  Accrued fees and advances
    due to affiliate                       $  359,414                                           $  359,414
  Payable to limited
    partnerships                            3,032,307                  $ 657,221
                                                                      (1,990,460)                1,699,068
                                      ---------------                 -----------                ---------
                                            3,391,721                 (1,333,239)                2,058,482
                                            ---------                 -----------                ---------

Partners' equity:
  General partner                              (2,466)                    (1,978)                   (4,444)
  Limited partners                          1,674,452                  1,079,198                 2,753,650
                                           ----------                  ---------                 ---------
   Total partners' equity                   1,671,986                  1,077,220                 2,749,206
                                            ---------                  ---------                 ---------


                                           $5,063,707                  $(256,019)               $4,807,688
                                           ==========                   =========                =========

                                  - Unaudited -
                See Accompanying Notes to Proforma Balance Sheet
                                      FS-1

              WNC CALIFORNIA HOUSING TAX CREDITS IV, L.P., SERIES 5
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)

                         NOTES TO PROFORMA BALANCE SHEET

NOTE 1 - GENERAL
The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC California Housing Tax Credits IV, L.P., Series 5 financial statements dated March 31, 1996. WNC California Housing Tax Credits IV, L.P., Series 5 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS
As of March 31, 1996, the Partnership had been admitted as majority limited partner in one limited partnership, Charleston Place Apartments. Subsequent to March 31, 1996 the Partnership acquired a limited partnership interest in Housing Associates of Carthage. This one investment commits the Partnership to capital contributions as follows:

          Limited partnership                            Amount to be invested

         Housing Associates of Carthage                             $ 657,221

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnership discussed above was acquired at the end of the period presented. The first adjustment to cash and the adjustment to limited partners equity of $1,077,220 reflects the net proceeds from April 1, 1996 to May 30, 1996 from issuance of 1,364 units of limited partners capital ($1,364,000 less notes receivable of $89,000 and commissions and offering costs of $197,780.) The first adjustment of $657,221 to investments in limited partnerships and to payable to limited partnerships reflects the Partnership's acquisition of a limited partnership interest in the identified limited partnership as of May 30, 1996 as if the Partnership's date of acquisition of interest in it was March 31, 1996. The second adjustment to investment in limited partnerships and the second adjustment to cash of $65,722 reflects the acquisition fee for the acquisition of the identified limited partnership. The third adjustment to cash and the second adjustment to payable to limited partnerships reflects a payment of $1,990,460 on May 14, 1996 to Charleston Place Apartments.

Charleston Place Apartments and Cartage were acquired in 1996, were under construction or rehabilitation during the period presented and have no operations which should be reported, therefore, no proforma statement of operations is presented.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WNC CALIFORNIA HOUSING TAX CREDITS IV, L.P.,
                                   SERIES 5


DATE:   June 3, 1996               By:      WNC & Associates, Inc.,
                                            General Partner

                                            BY:       /s/ JOHN B. LESTER, JR.
                                                      John B. Lester, Jr.,
                                                           President